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                                                                 EXHIBIT 10.6

                              AFFILIATE'S AGREEMENT


         THIS AFFILIATE'S AGREEMENT ("Affiliate's Agreement") is made as of the 4th day of April, 1996 between Rom Tech, Inc., a Pennsylvania corporation
("Parent"), Virtual Reality Laboratories, Inc., a California corporation (the "Company"), and the undersigned shareholder (the "Shareholder") of the Company.

         The Company, Parent, and VR Acquisition Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Parent ("Sub"), have entered into an Agreement and Plan of Reorganization dated as of April 4, 1996 (the "Reorganization Agreement"), and Parent, Sub and the Company have entered into a related Agreement and Plan of Merger dated as of April 4, 1996 (the "Merger Agreement"), providing for the merger of the Company with and into Sub (the "Merger"). Upon the consummation of the Merger and in connection therewith, the undersigned Shareholder will become the owner of common shares of Parent (the "Parent Shares"). It is intended that the Merger will be treated as a "pooling of interests" in accordance with generally accepted accounting principles and the applicable General Rules and Regulations published by the Securities and Exchange Commission (the "SEC").

         1. The undersigned Shareholder hereby represents, warrants and agrees that:

         (a) The undersigned Shareholder may be deemed to be an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and Accounting Series Release No. 130, as amended, of the SEC ("Release No. 130").

         (b) The undersigned Shareholder has not sold, exchanged, transferred, pledged, disposed of or otherwise reduced his relative risk to any shares of the Parent owned by the undersigned (the "Parent Shares") in violation of Accounting Series Release No. 135, as amended by Staff Accounting Bulletins No. 65 and 76 within 30 days prior to the Effective Time of the Merger (as defined in the Merger Agreement).

         (c) The undersigned Shareholder will not sell, exchange, transfer, pledge or dispose of the Parent Shares or any part thereof until such time after the Effective Time of the Merger as financial results covering at least thirty
(30) days of the combined operations of Parent and the Company after the Effective Time of the Merger have been, within the meaning of Release No. 130, filed by Parent with the SEC or published by Parent in an Annual Report on Form 10-KSB, a Quarterly Report on Form 10-QSB, a Current Report on Form 8-K, a quarterly earnings report, a press release or other public issuance which includes combined sales and income of the Company and Parent. Parent agrees to make such filing or publication as soon as practicable after thirty (30) days after the Effective Time of the Merger.
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         (d) Subject to the limitations set forth in paragraph 1(c) above, the undersigned Shareholder also agrees not to offer, sell, exchange, or otherwise transfer of any of the Parent Shares unless at that time either:

             (i) such transaction shall be permitted pursuant to the provisions of Rule 144 under the Securities Act; or

             (ii) counsel representing the undersigned Shareholder, shall have advised Parent in a written opinion letter reasonably satisfactory to Parent, shall have advised Parent in a written opinion letter reasonably satisfactory to Parent and Parent's counsel, and upon which Parent and its counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale or other transfer; or

             (iii) a registration statement under the Securities Act covering the Parent Shares proposed to be sold or otherwise transferred, describing the manner and terms of the proposed sale or other transfer, and containing a current prospectus, shall have been filed with the SEC and declared effective under the Securities Act; or

             (iv) an authorized representative of the SEC shall have rendered written advice to the undersigned Shareholder (sought by the undersigned Shareholder or counsel to the undersigned Shareholder, with a copy thereof and of all other related communications delivered to Parent) to the effect that the SEC would take no actions, or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed sale or other transfer if consummated.

         (e) All certificates representing the Parent Shares deliverable to the undersigned Shareholder pursuant to the Merger Agreement and in connection with the Merger and any certificates subsequently issued to the undersigned Shareholder with respect thereto or in substitution therefor shall, unless one or more of the alternative conditions set forth in subparagraphs (i) - (iv) of paragraph (d) of this Section 1 shall have occurred, bear a legend substantially as follows:

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           "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD,
         OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE OTHER CONDITIONS SPECIFIED IN THAT CERTAIN AFFILIATE'S AGREEMENT DATED AS OF APRIL __, 1996 AMONG ROM TECH, INC., VIRTUAL REALITY LABORATORIES, INC., AND CERTAIN OF THE SHAREHOLDERS OF VIRTUAL REALITY LABORATORIES, INC. A
         COPY OF SUCH AFFILIATE'S AGREEMENT MAY BE INSPECTED BY THE HOLDER OF THIS CERTIFICATE AT THE OFFICES OF ROM TECH, INC., OR ROM TECH, INC. WILL FURNISH, WITHOUT CHARGE, A COPY THEREOF TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST THEREFOR."

         Parent, at its discretion, may cause stop transfer orders to be placed with its transfer agent(s) with respect to the certificates for the Parent Shares but not as to the certificates for any part of the Parent Shares as to which the foregoing legend is no longer appropriate when one or more of the alternative conditions set forth in subparagraphs (i) - (iv) of paragraph (d) of this Section 1 shall have occurred. Parent covenants that upon the request of the undersigned Shareholder, it will remove the foregoing legend when one or more of the alternative conditions set forth in subparagraphs (i) - (iv) of paragraph (d) of this Section 1 shall have occurred.

         (f) The undersigned Shareholder will observe and comply with the Securities Act and the General Rules and Regulations thereunder, as now in effect and as from time to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, pledge, transfer or other disposition of the Parent Shares or any part thereof.

         2. Reports. From and after the Effective Time of the Merger and for so long as necessary in order to permit the undersigned Shareholder to sell the Parent Shares pursuant to Rule 144 under the Securities Act, to the extent applicable, Parent will use its best efforts to file on a timely basis all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, referred to in paragraph (c) (1) of Rule 144 under the Securities Act (or, if applicable, Parent will use its best efforts to make publicly available the information regarding itself referred to in paragraph (c) (2) of Rule 144), in order to permit the undersigned Shareholder to sell, pursuant to the applicable provisions of Rule 144, the Parent Shares.

         3. Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Affiliate's Agreement shall be effective unless in writing.

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         4. Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Affiliate's Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or (except where receipt thereof is specifically required for purposes of this Affiliate's Agreement) mailed by registered or certified mail, postage prepaid, as follows:

         4.1 If to the Shareholder, at the address set forth below the Shareholder's signature at the end hereof.

         4.2 If to Parent:

                           Rom Tech, Inc.
                           2000 Cabot Blvd., Suite 110
                           Langhorne, PA 19047
                           Attention: Joseph A. Falsetti

             With a copy to:

                           McCausland, Keen & Buckman
                           Five Radnor Corporate Center
                           100 Matsonford Road
                           Radnor, Pennsylvania 19087

                           Attention: Ellen Pulver Flatt, Esquire

         4.3 If to the Company:

                           Virtual Reality Laboratories, Inc.
                           3534 Empleo, Suite A
                           San Luis Obispo, California 93401

                          Attention: Lance H. Woeltjen

             With a copy to:

                           Annis & Spievak
                           701 "B" Street, Suite 2200
                           San Diego, California 92101

                           Attention: James R. Spievak, Esquire

or to such other address as any party hereto may designate for itself by notice given as herein provided.

         5. Counterparts. For the convenience of the parties hereto, this Affiliate's Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         6. Successors and Assigns. This Affiliate's Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

         7. Governing Law. This Affiliate's Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its rules and principles relating to conflicts of laws.

         8. Severability. This Affiliate's Agreement shall become effective at the Effective Time of the Merger. If a court of competent jurisdiction determines that any provision of this Affiliate's Agreement is not enforceable or enforceable only if limited in time and/or scope, this Affiliate's Agreement shall continue in full force and effect with such provisions stricken or so limited.

         9. Attorneys' Fees. In the event of any legal action or proceeding to enforce or interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

         10. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Affiliate's Agreement.

         11. Definitions. All capitalized terms used herein shall have the meaning defined in the Reorganization Agreement, unless otherwise defined herein.

         12. Third Party Reliance. Counsel to and accountants for the parties shall be entitled to rely upon this Affiliate's Agreement as needed.



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


         IN WITNESS WHEREOF, the parties have caused this Affiliate's Agreement to be executed as of the date first set forth above.


                                      ROM TECH, INC.


                                      By:
                                         --------------------------------------
                                           Name:  Joseph A. Falsetti
                                           Title: Chief Executive Officer




                                      VIRTUAL REALITY LABORATORIES, INC.


                                      By:
                                         --------------------------------------
                                           Name:
                                           Title:



                                      SHAREHOLDER



                                      -----------------------------------------
                                      Name:








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